Exhibit 10.61

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [*], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is dated October 3, 2011, and is by and among CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), with an address at c/o W. P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York, 10020, and TOWER AUTOMOTIVE OPERATIONS USA I, LLC, a Delaware limited liability company and TOWER AUTOMOTIVE OPERATIONS USA II, LLC, a Delaware limited liability company (successors-in-interest to Tower Automotive Products Company, Inc. and Tower Automotive Tool, LLC; collectively, “Tenant”), with an address at 17672 North Laurel Park Drive, Suite 400E, Livonia, Michigan, 48152. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Lease (hereinafter defined).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated April 10, 2002 (the “Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord the Granite City Premises, the Kendallville Premises, the Clinton Premises and the Upper Sandusky Premises, as more specifically described in the Original Lease, which Original Lease was amended by that certain First Amendment to Lease Agreement dated October 9, 2002 (the “First Amendment”), that certain Second Amendment to Lease Agreement dated July 31, 2007 (the “Second Amendment”), and that certain Third Amendment to Lease Agreement dated January 24, 2011 (the “Third Amendment”; collectively with the Original Lease, the First Amendment and the Second Amendment, the “Lease”);

WHEREAS, Locus Realty, LLC, an Indiana limited liability company (“Purchaser”), shall purchase on October 3, 2011, the Kendallville Premises from Landlord pursuant to that certain Agreement of Purchase and Sale dated June 29, 2011, as amended by that certain First Amendment to Agreement of Purchase and Sale dated August 8, 2011 (collectively, the “Purchase Agreement”), by and among Landlord, as seller, Purchaser, as buyer, and Tenant;

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged and agreed to by the parties, Landlord and Tenant hereby agree as follows:

1.	Definitions. Paragraph 2 of the Lease (“Definitions”) hereby is amended by deleting the definition of “Lease” and inserting the following in lieu thereof:

““Lease” shall mean the Original Lease as amended by that certain First Amendment to Lease Agreement dated October 9, 2002, that certain Second Amendment to Lease Agreement dated July 31, 2007, that certain Third Amendment to Lease Agreement dated January 24, 2011, and that certain Fourth Amendment to Lease Agreement dated October 3, 2011.”

2.	Premises. Exhibits “A-2” and “A-3” of the Lease hereby are deleted in their entirety and the following is inserted in lieu thereof:

“Intentionally omitted.”

3.	Permitted Encumbrances. Exhibits “C-l”, “C-2”, “C-3” and “C-4” of the Lease hereby are deleted in their entirety and the following is inserted in lieu thereof:

“Intentionally omitted.”

4.	Basic Rent. Pursuant to Paragraph l(a)(iii)(A) of Exhibit “D” of the Lease (as set forth in the Second Amendment), commencing as of the date of this Amendment, Basic Rent per annum shall be [*], subject to the adjustments set forth in Exhibit “D” of the Lease.

5.	Acquisition Cost. Exhibit “E” of the Lease (“Acquisition Cost”) hereby is deleted in its entirety and is replaced with Exhibit “E” attached hereto.

6.	Percentage Allocation. Exhibit “F” of the Lease (“Premise Percentage Allocation of Basic Rent”) hereby is deleted in its entirety and is replaced with Exhibit “F” attached hereto.

7.	Floor Net Sales Prices. Exhibit “H” of the Lease (“Floor Net Sales Prices”) hereby is deleted in its entirety and is replaced with Exhibit “H” attached hereto.

8.	Purchase. The parties hereto agree that, notwithstanding any other provision of the Lease, the sale of the Kendallville Premises to Purchaser in accordance with the Purchase Agreement is affirmed, and the Kendallville Premises no longer shall be subject to the Lease, provided that Tenant shall continue to be liable for any Surviving Obligations with respect to the Kendallville Premises. For avoidance of doubt, and without limiting the foregoing, the parties hereby agree that all costs and expenses associated with and incident to the sale of the Kendallville Premises, including in connection with the negotiation, execution and delivery of this Amendment, shall be subject to the provisions of Section 6(c) of the Purchase Agreement.

9.	Modification. Except as expressly set forth herein, nothing herein is intended to or shall be deemed to amend or modify any of the other provisions or terms of the Lease.

10.	Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all counterparts shall constitute but one (1) and the same instrument.

11.	Entire Agreement. This Amendment and the Lease together contain the entire understanding of the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any guarantees, promises, representations or warranties not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such guarantees, promises, representations or warranties. Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be amended, cancelled, changed, discharged, modified, supplemented, terminated or waived orally or by any course of dealing or in any manner other than by an agreement in writing, signed by the party to be charged.

12.	Binding Agreement. This Amendment shall not be binding upon Landlord and Tenant until executed and delivered by both Landlord and Tenant and until Guarantor and Lender have executed their respective consents, which are attached hereto.

13.	Enforceability. If any provision of this Amendment or its application to any circumstance or person is invalid or unenforceable to any extent, the remainder of this Amendment, or the applicability of such provision to other circumstances or persons, shall be valid and enforceable to the fullest extent permitted by law and shall be deemed to be separate from such invalid or unenforceable provisions and shall continue in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed as of the day and year first above written.

LANDLORD:

CHASSIS (DE) LIMITED PARTNERSHIP, a
Delaware limited partnership

By: TOWER (DE) QRS 14-89, INC., a
Delaware corporation, its general partner

By:	/s/ Donna M. Neiley
Name: Donna M. Neiley
Title: Senior Vice President

TENANT:

Tower Automotive Operations USA I, LLC, a
Delaware limited liability company

By:	/s/ Nanette Dudek
Name:	Nanette Dudek
Title:	Secretary

Tower Automotive Operations USA II, LLC, a
Delaware limited liability company

By:	/s/ Nanette Dudek
Name:	Nanette Dudek
Title:	Secretary

GUARANTOR’S CONSENT

TOWER AUTOMOTIVE HOLDINGS I, LLC, a Delaware limited liability company (“Guarantor”), Guarantor of the obligations of TOWER AUTOMOTIVE OPERATIONS USA I, LLC, a Delaware limited liability company, and TOWER AUTOMOTIVE OPERATIONS USA II, LLC, a Delaware limited liability company (collectively, “Tenant”), under that certain Lease Agreement by and between Tenant, as tenant, and CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), as landlord, dated April 10, 2002, as amended by that certain First Amendment to Lease Agreement dated October 9, 2002, that certain Second Amendment to Lease Agreement dated July 31, 2007, and that certain Third Amendment to Lease Agreement dated January 24, 2011, pursuant to that certain Guaranty and Suretyship Agreement dated July 31, 2007, made by Guarantor in favor of Landlord, hereby consents to the terms and conditions of this Fourth Amendment to Lease Agreement dated October 3, 2011, by and between Landlord and Tenant.

Consent given and effective as of this 3rd day of October, 2011.

TOWER AUTOMOTIVE HOLDINGS I,
LLC, a Delaware limited liability company

By: TOWER INTERNATIONAL, INC., a
Delaware corporation, its sole member

By:	/s/ Nanette Dudek
Name:	Nanette Dudek
Title:	Secretary

LENDER’S CONSENT

Commercial Mortgage Servicing	MAC A0227-020 P.O. Box 31388, Oakland, CA 94604 1901 Harrison St., 2nd Floor Oakland, CA 94612 Tel: 8009869711

October 11, 2011

CHASSIS (DE) LP, A DE LP	via email: dneiley@wpcarey.com
Attn: Donna Neiley
C/O W.P. Carey & Co.
50 ROCKEFELLER PLAZA, 2ND FLOOR
NEW YORK, NY 01002-00000

Re:	Borrower:	CHASSIS (DE) LP, A DE LP
	Loan No.	70-0200793
	Property:	44850 Groesbeck Highway, Clinton Township, MI 48036
	Lender:	BSCM03TOP10
	Inv. No.	610

Dear Ms. Neiley,

Wells Fargo Bank, N.A. (“Wells Fargo”), as Master Servicer for the above-referenced lender (“Lender”), with respect to the above-referenced loan (“Loan”), has received your request for Lender’s consent to the 4th Amendment to Lease between Chassis (DE) LP, a LE LP (“Landlord”) and Tower Automotive Tool, LLC (“Tenant”). Wells Fargo has reviewed your request and hereby consents, on behalf of the Lender, subject to satisfaction of all of the following conditions:

1. Lender’s receipt of a fully executed copy of the4th Amendment to the Lease.

This approval is valid for 90 days from the date hereof. In the event that the transaction does not close within this timeframe or if there are any substantive changes from the approved case, including the above conditions, an amendment of the original case should be submitted to Lender. If all the foregoing conditions are not satisfied, this consent shall be deemed automatically rescinded. This consent is strictly limited to its terms and Wells Fargo has no obligation to consent to any similar requests in the future. This consent is solely for the benefit of the above-referenced Borrower and should not be relied upon by any other person or entity. If you have any questions or comments, please contact me via email at michael,mulligan@wellsfargo.com or at (510) 446-4894.

Sincerely,

/s/ Michael Mulligan

Michael Mulligan

Wells Fargo Bank, N.A.,

as Master Servicer

Together we’ll go far

EXHIBIT E

ACQUISITION COST

Clinton, MI	$28,900,000.00
Upper Sandusky, OH	$2,088,218.00
TOTAL:	$30,988,218.00

EXHIBIT F

PREMISES PERCENTAGE ALLOCATION OF BASIC RENT

AND

ADDITIONAL BASIC RENT

Clinton, MI	88.3%
Upper Sandusky, OH	11.7%
TOTAL:	100.00%

If any Related Premises ceases to be subject to this Lease, the percentage shown on this Exhibit F for each of the Related Premises that remains subject to this Lease shall be adjusted proportionately so that the total of such percentages shall be 100%.

EXHIBIT H

FLOOR NET SALES PRICE

Upper Sandusky, OH	[*]

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